AXA PREMIER VIP TRUST

NOTICE AND SUPPLEMENT DATED JANUARY 20, 2010 TO THE PROSPECTUS DATED MAY 1, 2009 AS SUPPLEMENTED

Multimanager Large Cap Growth Portfolio

AXA Equitable Life Insurance Company (“AXA Equitable”), on behalf of itself and certain affiliates, is asking the Securities and Exchange Commission (the “SEC”) to approve the substitution of securities issued by AXA Premier VIP Trust’s (the “Trust”) Multimanager Aggressive Equity Portfolio (“Replacement Portfolio”) for securities issued by the Multimanager Large Cap Growth Portfolio (“Removed Portfolio”) (the “Substitution”). The Replacement Portfolio has an identical investment objective and similar investment policies and risks as those of the Removed Portfolio in that each Portfolio seeks long-term growth of capital as its investment objective and invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. A description of each Portfolio is contained in the Trust’s Prospectus dated May 1, 2009, as supplemented, a copy of which was previously provided to you. Immediately after the Substitution, the Replacement Portfolio will have a total expense ratio equal to or lower than that of the Removed Portfolio immediately before the Substitution. If the Substitution is approved, the assets of the Removed Portfolio will be transferred to the Replacement Portfolio and you will indirectly hold shares of the Replacement Portfolio instead of the Removed Portfolio.

AXA Equitable is the Investment Manager of the Replacement and Removed Portfolios. Following the Substitution, Goodman & Co. NY Ltd., T. Rowe Price Associates, Inc. and Westfield Capital Management Company, L.P., who currently serve as investment sub-advisers to the active allocated portions of the Removed Portfolio, will serve as sub-advisers to separate active allocated portions of the Replacement Portfolio.

You should note that:

•	No action is required on your part. You will not need to vote a proxy, file a new election or take any other action if the SEC approves the Substitution.

•

The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise, except that on the date of the Substitution, any account value remaining in the Removed Portfolio will be transferred to the Replacement Portfolio and any future contributions allocated to the Removed Portfolio will be allocated to the Replacement Portfolio.

•	AXA Equitable will bear all expenses, including legal, accounting, brokerage and other fees and expenses, directly related to the Substitution.

•	On the effective date of the Substitution, your account value will be the same as immediately before the transaction.

•	The Substitution will have no adverse tax consequences for you.

Subject to SEC approval, which cannot be assured, we expect the Substitution to be completed on or about April 2, 2010, or as soon thereafter as reasonably practicable. It will affect everyone who has amounts invested in the Removed Portfolio at that time. Of course, you may transfer your account value among your Contract’s investment options, as usual. Any transfer fees that otherwise would apply will be waived on transfers out of either Portfolio that you make within 30 days before or after the Substitution. In addition, these transfers will not count against the limit (if any) on the number of transfers permitted under your Contract. Please contact your financial professional for more information about these options.

We will notify you again when we receive SEC approval and the Substitution is complete.

Please write to

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, New York, New York 10104

for a copy of the Trust’s Prospectus or

visit the Trust’s website at

www.axa-equitablefunds.com

to view a Prospectus.